                      THE CASH MANAGEMENT TRUST OF AMERICA
                             ---------------------

                       NOTICE OF MEETING OF SHAREHOLDERS
                               NOVEMBER 19, 1999
                            ------------------------

TO THE SHAREHOLDERS OF
THE CASH MANAGEMENT TRUST OF AMERICA:

    A Meeting of Shareholders of The Cash Management Trust of America (the "Fund") will be held at the offices of the Fund, 333 South Hope Street, 55th Floor, Los Angeles, California, on Friday, November 19, 1999 at 9:30 a.m., local time, to consider and vote on the following matters described under the corresponding numbers in the accompanying Proxy Statement:

    (1) election of a Board of 10 Trustees;

    (2) ratification of the selection of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000;

    (3) such other matters as may properly come before the meeting.

    You are entitled to vote if you held shares of the Fund at the close of business on August 25, 1999.

    THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON THE RECORD DATE ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES. THE PROXY IS REVOCABLE, AND YOUR SIGNING WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT THAT YOU ATTEND THE MEETING.

                      By Order of the Board of Trustees,

                                          JULIE F. WILLIAMS
                                              SECRETARY

September 24, 1999

                                             IMPORTANT
          YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
          LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE
          MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN SO WE HAVE A QUORUM AT THE
          MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED
          STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS
          THAT APPEAR ON THE ENCLOSED PROXY INSERT.

[09-CMTA]

                      THE CASH MANAGEMENT TRUST OF AMERICA

                 333 South Hope Street, Los Angeles, California

                           --------------------------

                                PROXY STATEMENT
                            MEETING OF SHAREHOLDERS
                               NOVEMBER 19, 1999
                             ---------------------

    The enclosed Proxy is solicited by the Board of Trustees of the Fund in connection with the Meeting of Shareholders to be held on Friday, November 19, 1999. Every Proxy returned in time to be voted at the meeting will be voted and, if you specify how to vote on any proposal, the Proxy will be voted accordingly. Unless you specify otherwise, the Proxy will be voted in favor of the proposal. You can revoke a Proxy prior to its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person. This Proxy was first mailed to shareholders on or about September 24, 1999.

    At the close of business on August 25, 1999, the record date fixed by the Board of Trustees for the determination of shareholders entitled to notice of and to vote at the meeting, there were outstanding 5,548,743,263 shares of beneficial interest, the only authorized class of securities of the Fund (the "Shares"). Each Share is entitled to one vote. There is no provision for cumulative voting. No person owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund.

    With respect to the election of Trustees (Item 1), the 10 nominees receiving the highest number of votes will be elected. The vote required to approve Item 2 is the affirmative vote of a majority of the Shares present or represented by proxy.

    If sufficient votes are not received by the meeting date, a person named as proxy may propose one or more adjournments of the meeting for up to 120 days in the aggregate to permit further solicitation of Proxies. The persons named as proxies may vote all Proxies in favor of such adjournment. Signed but unmarked Proxies will be voted for the Trustees nominated below and in favor of the proposal. Shareholders who return Proxies marked as abstaining from voting on one or more proposals are treated as being present at the meeting for purposes of obtaining the quorum necessary to hold the meeting, but are not counted as part of the vote necessary to approve the proposal(s). If brokers holding Shares for their customers in Street Name have not received instructions and are not authorized to vote without instruction, those Shares also will be treated as abstentions.

1.  ELECTION OF TRUSTEES.

    Ten Trustees are to be elected at the meeting, each to hold office until their resignation or removal and until a successor is elected and qualified. Because meetings of shareholders will not be held each year, the Trustees' terms will be indefinite in length. All of the nominees for Trustee except Richard G. Capen, Jr., Don R. Conlan, Diane C. Creel, Leonard R. Fuller, and Frank M. Sanchez were elected by the shareholders at the meeting held on March 15, 1993. Diane C. Creel and Leonard R. Fuller were elected by the Trustees on September 22, 1994; Don R. Conlan was elected by the Trustees on December 16, 1996. Richard G. Capen, Jr. and Frank M. Sanchez have been nominated by the Trustees. Herbert Hoover III, a Trustee since 1977, has reached the Fund's retirement age and is not seeking re-election.

    Each of the nominees has agreed to serve as Trustee if elected. If, due to presently unforeseen circumstances, any nominee is not available for election, the persons named as proxies will vote the signed but unmarked Proxies and those marked for the nominated Trustees for such other nominee as the present Trustees may recommend. The table below sets forth certain information regarding the nominees.

                                                                                               MEMBERSHIPS ON
                                    CURRENT PRINCIPAL                 YEAR                     BOARD OF OTHER
    NAME OF NOMINEE                  OCCUPATION AND                  FIRST                 REGISTERED INVESTMENT
 (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT             ELECTED A               COMPANIES AND PUBLICLY
        AND AGE                 DURING PAST FIVE YEARS #            TRUSTEE                    HELD COMPANIES
-----------------------  ---------------------------------------  ------------  --------------------------------------------

Richard G. Capen, Jr.    Corporate Director and author; former      Nominee     The American Funds Group:
 (Nominee)                United States Ambassador to Spain;                    (Director/Trustee - 5 other funds)
 63                       former Vice Chairman of the Board,
                          Knight Ridder, Inc.; former Chairman
                          and Publisher, THE MIAMI HERALD

H. Frederick Christie    Private investor. Former President and       1976      The American Funds Group:
 (Trustee)                Chief Executive Officer, the Mission                  (Director/Trustee - 18 other funds)
 66                       Group (non-utility holding company,                   The American Variable Insurance Series
                          subsidiary of Southern California
                          Edison Company)

Don R. Conlan *          President (retired), The Capital Group       1996      The American Funds Group:
 (Trustee)                Companies, Inc.                                       (Director/Trustee - 11 other funds)
 63

Diane C. Creel           CEO and President, The Earth Technology      1994      The American Funds Group:
 (Trustee)                Corporation (international consulting                 (Director/Trustee - 11 other funds)
 50                       engineering)                                          Allegheny Teledyne Incorporated
                                                                                B. F. Goodrich

Martin Fenton            Chairman, Senior Resource Group, LLC         1989      The American Funds Group:
 (Trustee)                (development and management of senior                 (Director/Trustee - 13 other funds)
 64                       living communities)                                   The American Variable Insurance Series
                                                                                Raintree Healthcare Corporation

                            SHARES BENEFICIALLY
                            OWNED, DIRECTLY OR
                              INDIRECTLY, AT
                              AUGUST 25, 1999
    NAME OF NOMINEE      -------------------------
 (POSITION WITH FUND)                THE AMERICAN
        AND AGE            FUND      FUNDS GROUP
-----------------------  ---------  --------------
Richard G. Capen, Jr.        1,000         33,192
 (Nominee)
 63
H. Frederick Christie      189,522        382,158
 (Trustee)
 66
Don R. Conlan *            937,559+     1,754,110+
 (Trustee)
 63
Diane C. Creel               1,000          2,759
 (Trustee)
 50
Martin Fenton                5,176         28,733
 (Trustee)
 64

                                                                                               MEMBERSHIPS ON
                                    CURRENT PRINCIPAL                 YEAR                     BOARD OF OTHER
    NAME OF NOMINEE                  OCCUPATION AND                  FIRST                 REGISTERED INVESTMENT
 (POSITION WITH FUND)             PRINCIPAL EMPLOYMENT             ELECTED A               COMPANIES AND PUBLICLY
        AND AGE                 DURING PAST FIVE YEARS #            TRUSTEE                    HELD COMPANIES
-----------------------  ---------------------------------------  ------------  --------------------------------------------

Leonard R. Fuller        President, Fuller Consulting (finan-         1994      The American Funds Group:
 (Trustee)                cial management consulting firm)                      (Director/Trustee - 11 other funds)
 52                                                                             The American Variable Insurance Series

Abner D. Goldstine*      Senior Vice President and Director,          1981      The American Funds Group:
 (President and           Capital Research and Management                       (Director/Trustee - 11 other funds)
 Trustee)                 Company
 69

Paul G. Haaga, Jr. *     Executive Vice President and Director,       1993      The American Funds Group:
 (Chairman of the         Capital Research and Management                       (Director/Trustee - 13 other funds)
 Board)                   Company
 50

Richard G. Newman        Chairman, President and CEO AECOM            1991      The American Funds Group:
 (Trustee)                Technology Corporation (architectural                 (Director/Trustee - 12 other funds)
 64                       engineering)

Frank M. Sanchez         Principal, The Sanchez Family              Nominee     The American Funds Group:
 (Nominee)                Corporation dba McDonald's Restaurants                (Director/Trustee - 3 other funds)
 55                       (McDonald's licensee)

                            SHARES BENEFICIALLY
                            OWNED, DIRECTLY OR
                              INDIRECTLY, AT
                              AUGUST 25, 1999
    NAME OF NOMINEE      -------------------------
 (POSITION WITH FUND)                THE AMERICAN
        AND AGE            FUND      FUNDS GROUP
-----------------------  ---------  --------------
Leonard R. Fuller              411          6,394
 (Trustee)
 52
Abner D. Goldstine*         45,002+     2,832,470+
 (President and
 Trustee)
 69
Paul G. Haaga, Jr. *       117,390+       461,667+
 (Chairman of the
 Board)
 50
Richard G. Newman            2,607         43,391
 (Trustee)
 64
Frank M. Sanchez             2,000          8,838
 (Nominee)
 55

------------------------------

#  Corporate positions, in some instances, may have changed during this period.

* Is considered an interested person of the Fund within the meaning of the Investment Company Act of 1940 (the 1940 Act), on the basis of his affiliation with Capital Research and Management Company (the Investment Adviser).

+   Includes Shares beneficially held under a master retirement plan.

   Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc. The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"), (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and
    (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

    The Fund has an Audit Committee composed of H. Frederick Christie and Leonard R. Fuller. The Committee's functions include such specific matters as recommending the independent accountant to the Board of Trustees, reviewing the audit plan and results of the audits and considering other matters deemed appropriate for consideration by the Board of Trustees and/or the Committee.

    The Fund has a Nominating Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Committee's functions include selecting and recommending to the Board of Trustees nominees for election as Trustees of the Fund. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, c/o the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee to consideration of his or her name by the Committee.

    The Fund has a Contracts Committee which is composed of all Trustees who are not considered to be "interested persons" of the Fund within the meaning of the 1940 Act. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under rule 12b-1 that the Fund proposes to enter into, renew or continue and to make its recommendations to the full Board of Trustees on these matters.

    Each Trustee is paid a fee of $4,000 per annum plus $200 for each Board of Trustees meeting attended and $200 for each meeting attended as a member of a committee of the Board of Trustees.

    There were four Board of Trustees, two Audit Committee, one Contracts Committee, and two Nominating Committee meetings during the year ended September 30, 1998. All incumbent Trustees attended at least 75% of all Board meetings and meetings of the committees of which they were members.

    The Fund pays no salaries or other compensation to its Trustees other than Trustees fees, which are paid to those Trustees who are unaffiliated with the Investment Adviser as described below.

                              TRUSTEE COMPENSATION

                                                            TOTAL COMPENSATION
                                                          (INCLUDING VOLUNTARILY
                                                          DEFERRED COMPENSATION)
                                 AGGREGATE COMPENSATION   FROM ALL FUNDS MANAGED         TOTAL
                                 (INCLUDING VOLUNTARILY    BY CAPITAL RESEARCH         NUMBER OF
                                        DEFERRED              AND MANAGEMENT          FUND BOARDS
                                  COMPENSATION(1)) FROM    COMPANY) DURING THE         ON WHICH
                                 THE FUND DURING FISCAL     FISCAL YEAR ENDED           TRUSTEE
TRUSTEE OR NOMINEE                 YEAR ENDED 9/30/98            9/30/98               SERVES(2)
-------------------------------  -----------------------  ----------------------  -------------------
Richard G. Capen, Jr...........              none(3)            $   33,250                     5
H. Frederick Christie..........         $   6,000                  180,700                    19
Don R. Conlan..................              none(5)                  none(5)                 12
Diane C. Creel.................             5,200                   44,650                    12
Martin Fenton..................             5,600(4)               122,584                    15
Leonard R. Fuller..............             6,000                   49,850                    13
Abner D. Goldstine.............              none(5)                  none(5)                 12
Paul G. Haaga, Jr..............              none(5)                  none(5)                 14
Richard G. Newman..............             5,600(4)               100,650                    13
Frank M. Sanchez...............              none(3)                  none(3)               none

------------------------------

(1) Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustee.

(2) Includes funds managed by Capital Research and Management Company and affiliates.

(3) Richard G. Capen, Jr. and Frank M. Sanchez have been nominated as Trustees of the Fund and as such have not received any remuneration from the Fund as of this time.

(4) Since the deferred compensation plan's adoption in 1993, the total amount of deferred compensation accrued by the Fund (plus earnings thereon) for participating Trustees is as follows: Martin Fenton ($4,365) and Richard G. Newman ($20,619).

(5) Don R. Conlan, Abner D. Goldstine and Paul G. Haaga, Jr. are affiliated with the Fund's Investment Adviser and, therefore, receive no remuneration from the Fund.

                            OTHER EXECUTIVE OFFICERS

          NAME                                                                      OFFICER
  (POSITION WITH FUND)                                                           CONTINUOUSLY
        AND AGE                        PRINCIPAL OCCUPATION (1)                    SINCE (2)
------------------------  ---------------------------------------------------  -----------------
Teresa S. Cook            Senior Vice President - Investment Management                 1991
 (Vice President)         Group, Capital Research and Management Company
 46

Michael J. Downer         Senior Vice President - Fund Business Management              1994
 (Vice President)         Group, Capital Research and Management Company
 44

Julie F. Williams         Vice President - Fund Business Management Group,              1982
 (Secretary)              Capital Research and Management Company
 51

Anthony W. Hynes, Jr.     Vice President - Fund Business Management Group,              1993
 (Treasurer)              Capital Research and Management Company
 36

------------------------------

(1) The occupations shown reflect the principal employment of each individual during the past five years. Corporate positions, in some instances, may have changed during this period.

(2) Officers hold office until their respective successors are elected, or until they resign or are removed.

    No officer, director or employee of the Investment Adviser receives any remuneration from the Fund. All Trustees and officers as a group owned beneficially fewer than 1% of the Shares outstanding on August 25, 1999.

2.  RATIFICATION OF THE SELECTION BY THE BOARD OF TRUSTEES OF
    PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANT

    Shareholders are requested to ratify the selection by the Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP as independent accountant for the Fund for the fiscal year 2000. In addition to the normal audit services, PricewaterhouseCoopers LLP provides services in connection with the preparation and review of federal and state tax returns for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent accountant since inception and has advised the Fund that it has no material direct or indirect financial interest in the Fund or its affiliates. The

Fund's Audit Committee recommended that PricewaterhouseCoopers LLP be selected as the Fund's independent accountant for the current fiscal year. The employment of the accountant is conditioned upon the right of the Fund to terminate such employment at any time without any penalty. No representative of PricewaterhouseCoopers LLP is expected to attend the Meeting of Shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

                                 OTHER MATTERS

    Neither the persons named in the enclosed Proxy nor the Board of Trustees are aware of any matters that will be presented for action at the meeting other than the matters set forth herein. If any other matters requiring a vote of shareholders arise, the Proxies will confer upon the person or persons entitled to vote the Shares they represent a discretionary authority to vote the Shares in respect to any such other matters in accordance with their best judgment in the interest of the Fund and its shareholders.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposals for inclusion in Proxy solicitation material for a shareholders meeting should be submitted to the Secretary of the Fund, at the Fund's principal executive offices, 333 South Hope Street, Los Angeles, CA 90071. Any such proposals must comply with the requirements of rule 14a-8 under the Securities Exchange Act of 1934.

    Under the laws of Massachusetts, where the Fund is organized, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis. As a result, it is not anticipated that the Fund will hold shareholders meetings on a regular basis, and any shareholder proposal received may not be considered until such a meeting is held.

                              GENERAL INFORMATION

    Capital Research and Management Company is the investment adviser to the Fund and is located at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. American Funds Distributors, Inc. is the principal underwriter of the Fund's shares and is located at the Los Angeles and Brea addresses above and also at 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield

Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513.

    The enclosed Proxy is solicited by and on behalf of the Board of Trustees of the Fund. The Fund will pay the cost of soliciting Proxies, consisting of printing, handling and mailing of the Proxies and related materials. In addition to solicitation by mail, certain officers and Trustees of the Fund, who will receive no extra compensation for their services, may solicit by telephone, telegram or personally. WE URGE ALL SHAREHOLDERS TO MARK, DATE, SIGN, AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR THE INTERNET BY FOLLOWING INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY INSERT.

    YOU MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT, WITHOUT CHARGE, BY WRITING TO THE SECRETARY OF THE FUND AT 333 SOUTH HOPE STREET, LOS ANGELES, LOS ANGELES, CA 90071 OR BY TELEPHONING 800/421-0180. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                        By Order of the Board of Trustees

                                          JULIE F. WILLIAMS
                                              SECRETARY

September 24, 1999

           THIS NOTICE OF MEETING AND PROXY
           STATEMENT HAS BEEN PRINTED ON RECYCLED PAPER
[LOGO]     THAT MEETS THE GUIDELINES OF THE UNITED STATES
           ENVIRONMENTAL PROTECTION AGENCY.

PROXY CARD         THE CASH MANAGEMENT TRUST OF AMERICA             PROXY CARD

       PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND
        FOR THE MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 19, 1999

The undersigned hereby appoints Michael J. Downer, Paul G. Haaga, Jr., Anthony
W. Hynes, Jr., and Julie F. Williams, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Meeting of Shareholders to be held at the Office of the Fund, 333 South Hope Street, 55/th/ Floor, Los Angeles, California, on Friday, November 19, 1999 at 9:30 a.m., on all matters coming before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER YOU DIRECTED. IF NO DIRECTION IS GIVEN, WITH RESPECT TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN ITEM 1 AND FOR ITEM 2.

 CONTROL NUMBER:

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. JOINT OWNERS SHOULD EACH SIGN INDIVIDUALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. FIDUCIARIES SHOULD GIVE FULL TITLES.

 Signature

 Signature of joint owner, if any

 Date

                     THE CASH MANAGEMENT TRUST OF AMERICA
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: []

1.  Election of Trustees:                                          FOR ALL          WITHHOLD        FOR ALL
                                                                                    ALL             EXCEPT

01  Richard G. Capen              06  Leonard R. Fuller

02  H. Frederick Christie         07  Abner D. Goldstine           []               []              []

03  Don R. Conlan                 08  Paul G. Haaga, Jr.

04  Diane C. Creel                09  Richard G. Newman

05  Martin Fenton                 10  Frank M. Sanchez


To withhold your vote for any individual nominee, mark the "For All Except" box and write the nominee's number on the line provided below.
 _____________________________________________________________________

                                                                   FOR            AGAINST       ABSTAIN

2.  Ratification of selection of PricewaterhouseCoopers            []             []            []
LLP as independent accountant:


In their discretion, upon other matters as may properly come before the meeting.

IMPORTANT
SHAREHOLDERS CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF
SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY.